Dated: March 20, 2014

Filed pursuant to Rule 497(a)

Registration File No. 333-193986

Rule 482 ad

The following pricing notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Pricing Notification – TPG Specialty Lending, Inc.

Issuer:	TPG Specialty Lending, Inc., a company that has elected to be regulated as a business development company, pursues an investment strategy focused on generating current income primarily through direct originations in middle-market companies in the United States

Ticker Symbol (Exchange):	TSLX (NYSE)

Type of Offering:	Initial Public Offering of Common Stock

Price:	$16.00

Trade Date:	March 21, 2014

Settlement Date:	March 26, 2014

CUSIP No.:	87265K 102

Size of Offering:	7,000,000 shares; approximately $112 million

Private Placement:	Concurrent, private offering to certain existing investors, including TSL Advisers, LLC, at IPO price, of $50 million of common stock

Use of Proceeds:	To pay down debt under a revolving credit facility

Over-allotment Option:	15%

Common Stock Outstanding Post-Offering:	51,887,724 (without exercise of the over-allotment option) and including shares to be offered in concurrent private placement at price of $16.00 per share

Lead Book-Running Managers:	J.P. Morgan; BofA Merrill Lynch; and Goldman, Sachs & Co.

Joint Book-Running Managers:	Citigroup; Wells Fargo Securities; and Barclays

Co-Managers:	TPG Capital BD, LLC; Janney Montgomery Scott; and JMP Securities

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC) and declared effective. This offering may be made solely by means of a prospectus forming part of the effective registration statement, which may be obtained without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the prospectus may be obtained from: J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (866) 803-9204; BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Prospectus Department, by calling (866) 471-2526, or by e-mailing prospectus-ny@ny.email.gs.com; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146; Wells Fargo Securities, 375 Park Avenue, New York, NY 10152, Attn: Equity Syndicate Dept., (800) 326-5897 or e-mail cmclientsupport@wellsfargo.com; or Barclays, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (888) 603-5847, or e-mail barclaysprospectus@broadridge.com.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of TPG Specialty Lending, Inc. before investing. The preliminary prospectus, dated March 14, 2014, contains this and other information about TPG Specialty Lending, Inc. and should be read carefully before investing. The information in the preliminary prospectus and herein is not complete and may be changed.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the prospectus. Any representation to the contrary is a criminal offense.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.